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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 7, 2001


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


                  000-23467                            91-1513032
           (Commission File Number)         (IRS Employer Identification No.)


        2981 Route 22, Patterson, NY                   12563-9970
  (Address of Principal Executive Offices)             (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

On August 7, 2001, Penwest Pharmaceuticals Co. (the "Company") issued a press release announcing that Dr. Michael J. Fox has stepped down as President and Chief Operating Officer and that Dr. Fox will continue as a consultant to the Company.

A copy of the press release announcing the foregoing has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. EXHIBITS

99.1     Press release dated August 7, 2001.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2001                    PENWEST PHARMACEUTICALS CO.
                                         (Registrant)



                                         By: /s/ Jennifer L. Good
                                             -----------------------------------
                                             Jennifer L. Good
                                             Senior Vice President, Finance, and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Press release dated August 7, 2001.



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